================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2003

                            ELECTRIC FUEL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                   0-23336             95-4302784
           ------------               -----------           -----------
   (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)            File Number)       Identification No.)

      632 Broadway, Suite 1200, New York, New York                10012
      --------------------------------------------               -------
        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (646) 654-2107


          (Former name or former address, if changed since last report)



===============================================================================

Item 5.  Other Events and Regulation FD Disclosure.

         On July 17, 2003, we publicly disseminated the press release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits. A list of exhibits required is given in the Exhibit Index that precedes the exhibits filed with this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRIC FUEL CORPORATION

                                        (Registrant)


                                        By:   /s/ Robert S. Ehrlich
                                              ------------------------
                                              Name:  Robert S. Ehrlich
                                              Title: President, Chairman of the
                                                     Board and Chief
                                                     Executive Officer

Dated:   July 17, 2003

                                  EXHIBIT INDEX


         The following exhibits are filed with the Current Report on Form 8-K.

  Exhibit
  Number      Description
  ------      -----------
  99.1        Press release dated July 17, 2003